UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2024

ZEROFOX HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39722	98-1557361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1834 S. Charles Street Baltimore, Maryland	21230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 936-9369

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ZFOX	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	ZFOXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Note Repurchase Agreement

As previously disclosed in a Current Report on Form 8-K filed by ZeroFox Holdings, Inc. (the “Company” or “ZeroFox”) with the Securities and Exchange Commission on February 6, 2024, the Company entered into an Agreement and Plan of Merger with ZI Intermediate II, Inc., a Delaware corporation (“Parent”) and HI Optimus Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which, and on the terms and subject to the conditions thereof, Merger Sub will merge with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of Parent (the “Merger”).

On March 4, 2024, the Company and Corbin ERISA Opportunity Fund, Ltd. (the “Noteholder”) entered into a note repurchase agreement (the “Note Repurchase Agreement”), pursuant to which the Noteholder has agreed to sell and the Company has agreed to repurchase substantially concurrent with the Merger an aggregate principal amount of approximately $25.3 million of the Company’s 7.00%/8.75% Convertible Senior Cash/PIK Toggle Notes (the “Notes”) and any additional Notes acquired by the Noteholder at a purchase price equal to the entire aggregate principal amount of the Notes repurchased plus accrued and unpaid interest, if any, thereon to, but excluding, the repurchase date. The Notes were issued under the indenture dated as of August 3, 2022, by and between the Company and Wilmington Trust, National Association, as trustee.

The foregoing description of the Note Repurchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Note Repurchase Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Ninth Amendment to Loan and Security Agreement

On March 4, 2024, ZeroFox, Inc., a wholly-owned subsidiary of the Company, as borrower, and the Company and its other subsidiaries, as guarantors, entered into a ninth amendment (the “Stifel LSA Amendment”) to the loan and security agreement with Stifel Bank (the “Stifel LSA Agreement”) which, among other things, provides for a waiver of a default arising from an investment in a subsidiary in excess of the permitted amount and an amendment of the definition of “Permitted Investment” under the Stifel LSA Agreement to increase the permitted amounts of investments in certain subsidiaries.

Affiliates of Stifel Bank have from time to time performed, and may in the future perform, various investment banking and other financial advisory services for the Company and/or its subsidiaries in the ordinary course of business, for which they received or will receive customary fees and commissions.

The foregoing description of the Stifel LSA Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Stifel LSA Amendment, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in the disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Additional Information and Where to Find It

This communication relates to the proposed transaction involving ZeroFox. This communication does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, ZeroFox plans to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”) relating to a special meeting of its stockholders and may file other documents with the SEC relating to the proposed transaction. This communication is not a substitute for the Proxy Statement or any other document that ZeroFox may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF ZEROFOX ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED

WITH THE SEC AND ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at a stockholder meeting of ZeroFox to approve the proposed transaction or related matters, or other responses in relation to the proposed transaction, should be made only on the basis of the information contained in the Proxy Statement. Investors and security holders will be able to obtain the Proxy Statement and other documents ZeroFox files with the SEC (when available) free of charge at the SEC’s website (http://www.sec.gov) or at ZeroFox’s investor relations website (https://ir.zerofox.com/) or by e-mailing ZeroFox from https://ir.zerofox.com/resources/investor-contacts.

Participants in the Solicitation

The Company and its directors and executive officers, including Adam Gerchen, Todd P. Headley, Paul Hooper, Thomas F. Kelly, Samskriti King, Teresa H. Shea and Barbara Stewart, all of whom are members of the Company’s board of directors, as well as James C. Foster, the Company’s Chief Executive Officer and Chairman of the board of directors, Timothy S. Bender, the Company’s Chief Financial Officer, Thomas P. FitzGerald, the Company’s General Counsel and Corporate Secretary, Scott O’Rourke, the Company’s Chief Revenue Officer, John R. Prestridge III, the Company’s Chief Product Officer, Michael Price, the Company’s Chief Technology Officer, and Kevin T. Reardon, the Company’s Chief Operating Officer, may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding such persons’ direct or indirect interests, by security ownership or otherwise, can be found in the Company’s (i) Form 8-K, filed with the SEC on February 6, 2024 under the section entitled “Treatment of Company Equity Awards,” (ii) prospectus, filed with the SEC pursuant to Rule 424(b)(3) on September 26, 2023 under the section entitled “Limitations on Liability and Indemnification of Directors and Officers,” (iii) Form 8-K, filed with the SEC on January 18, 2023, (iv) definitive proxy statement on Schedule 14A for the Company’s Annual Meeting of Stockholders (the “2023 Annual Meeting Proxy Statement”), filed with the SEC on May 15, 2023 under the sections entitled “Security Ownership of Certain Beneficial Owners and Management” and “Outstanding Equity Awards at 2023 Fiscal Year End,” and (v) Form 8-K, filed with the SEC on February 20, 2024. Any changes in the holdings of the Company’s securities (including options and restricted stock units) by its directors or executive officers from the amounts set forth in the 2023 Annual Meeting Proxy Statement have been reflected in the following Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC: Form 4s, filed by Todd P. Headley on June 22, 2023 and September 14, 2023; Form 3, filed by Teresa H. Shea on June 30, 2023 and Form 4, also filed by Ms. Shea on September 14, 2023; Form 3, filed by Paul Hooper on June 30, 2023 and Form 4, also filed by Mr. Hooper on September 14, 2023; Form 3, filed by Barbara Stewart on June 30, 2023 and Form 4s, also filed by Ms. Stewart on July 12, 2023 and September 14, 2023; Form 4s, filed by James C. Foster on August 14, 2023, September 12, 2023 and October 11, 2023; Form 4s, filed by Scott O’Rourke on August 14, 2023 and October 11, 2023; Form 4s, filed by Kevin T. Reardon on August 14, 2023 and October 11, 2023; Form 4s, filed by Timothy S. Bender on August 14, 2023 and October 11, 2023; Form 4s, filed by Thomas P. FitzGerald on August 14, 2023 and October 11, 2023; Form 4s, filed by Michael Price on August 14, 2023 and October 11, 2023; Form 4s, filed by John R. Prestridge III on August 14, 2023 and October 11, 2023; Form 4, filed by Adam Gerchen on September 14, 2023; Form 4, filed by Samskriti King on September 14, 2023; and Form 4, filed by Thomas F. Kelly on September 14, 2023.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Note Repurchase Agreement, dated as of March 4, 2024, by and between ZeroFox Holdings, Inc. and Corbin ERISA Opportunity Fund, Ltd.

10.2	Ninth Amendment to Loan and Security Agreement dated as of March 4, 2024, by and among Stifel Bank, ZeroFox, Inc., as borrower, and ZeroFox Holdings, Inc. and certain subsidiaries as guarantor parties thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEROFOX HOLDINGS, INC.

Date: March 6, 2024	By:	/s/ Timothy S. Bender
	Name:	Timothy S. Bender
	Title:	Chief Financial Officer

3